UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	8,337,094.00	1.68000	0	1.000000	1ML	1.1000	0.40000	1.00000	8.00000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	1.6800	06/30/04	1ML30 year	5.77	353.00	300.0PSA	90:00

1ML + 0.400000 cap: 8.000000

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	2.366	3.601	5.551	6.111	10.170
Avg Life	14.259	5.500	2.764	2.421	1.282
Duration	12.024	4.898	2.540	2.230	1.177
First Pay	7/04	7/04	7/04	7/04	7/04
Last Pay	2/28	10/16	1/10	3/09	9/06

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	8,337,094.00	6.32000	0	1.000000	1ML	1.1000	7.600000	-1.00000	7.60000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	6.3200	06/30/04	1ML30 year	5.77	353.00	300.0PSA	90:00

7.600 + -1.000* 1ML cap: 7.600

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	0.338	-18.907	-56.989	-67.747	-129.278
Avg Life	14.259	5.500	2.764	2.421	1.282
Duration	8.574	6.157	4.244	4.043	4.111
First Pay	7/04	7/04	7/04	7/04	7/04
Last Pay	2/28	10/16	1/10	3/09	9/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	55,580,630.00	5.12500	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.1250	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

3% total sub

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.300	7.517	9.400	9.944	13.903
Avg Life	14.259	5.500	2.764	2.421	1.282
Duration	8.809	4.214	2.341	2.073	1.125
First Pay	7/04	7/04	7/04	7/04	7/04
Last Pay	2/28	10/16	1/10	3/09	9/06

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	25,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.633	7.542	9.118	9.602	13.146
Avg Life	16.017	6.990	3.390	2.930	1.486
Duration	9.190	4.944	2.766	2.436	1.293
First Pay	7/04	7/04	7/04	7/04	7/04
Last Pay	7/30	4/21	2/12	11/10	3/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 3

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	21,394,785.00	5.75000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.7500	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

double sub

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.613	6.827	7.561	7.846	10.017
Avg Life	25.662	16.216	7.451	6.175	2.707
Duration	12.406	9.836	5.727	4.925	2.375
First Pay	2/28	10/16	1/10	3/09	9/06
Last Pay	10/31	8/24	4/14	5/12	8/07

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A15	972,491.00	0.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	0.411	0.651	1.421	1.716	3.932
Avg Life	25.662	16.216	7.451	6.175	2.707
Duration	25.605	16.130	7.378	6.109	2.652
First Pay	2/28	10/16	1/10	3/09	9/06
Last Pay	10/31	8/24	4/14	5/12	8/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 4

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A6	35,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.597	7.368	8.768	9.222	12.573
Avg Life	16.946	7.989	3.847	3.290	1.614
Duration	9.503	5.406	3.061	2.684	1.399
First Pay	7/04	7/04	7/04	7/04	7/04
Last Pay	10/31	8/24	4/14	5/12	8/07

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A7	4,852,703.00	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	6.0000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

retail

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.861	6.935	7.320	7.531	9.459
Avg Life	27.987	22.539	11.854	9.500	3.432
Duration	12.466	11.441	7.973	6.830	2.945
First Pay	10/31	8/24	4/14	5/12	8/07
Last Pay	2/33	8/29	1/19	4/16	3/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 5

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A8	3,098,130.00	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	6.0000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

retail

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.851	6.870	7.025	7.124	9.033
Avg Life	29.047	27.199	18.771	15.817	3.988
Duration	12.622	12.333	10.385	9.422	3.372
First Pay	2/33	8/29	1/19	4/16	3/08
Last Pay	11/33	11/33	11/33	11/33	9/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A9	5,289,892.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

stated maturities

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	7.211	7.211	7.274	7.427	9.184
Avg Life	6.972	6.972	6.638	5.990	2.954
Duration	5.190	5.190	5.034	4.683	2.575
First Pay	7/04	7/04	7/04	7/04	7/04
Last Pay	1/17	1/17	9/14	11/12	11/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 6

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A10	4,909,385.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

stated maturities

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.277	6.277	6.565	6.758	8.568
Avg Life	16.297	16.297	11.034	9.127	3.531
Duration	10.279	10.279	7.960	6.908	3.076
First Pay	1/17	1/17	9/14	11/12	11/07
Last Pay	1/24	1/24	5/16	6/14	2/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A11	5,702,390.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	5.699	5.748	5.976	6.090	7.954
Avg Life	28.400	24.354	16.432	14.055	3.963
Duration	25.879	22.978	15.112	12.903	3.807
First Pay	10/31	8/24	5/16	6/14	2/08
Last Pay	11/33	11/33	11/33	11/33	9/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 7

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A12	17,500,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

Super senior 95/5

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.475	6.648	6.848	6.901	7.834
Avg Life	20.006	15.146	11.546	10.835	5.363
Duration	10.819	9.102	7.717	7.419	4.404
First Pay	7/09	7/09	7/09	7/09	9/08
Last Pay	11/33	11/33	11/33	11/33	5/13

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A13	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

mezz nas to 2n1 class 95/5

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.475	6.648	6.848	6.901	7.834
Avg Life	20.006	15.146	11.546	10.835	5.363
Duration	10.819	9.102	7.717	7.419	4.404
First Pay	7/09	7/09	7/09	7/09	9/08
Last Pay	11/33	11/33	11/33	11/33	5/13

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
8:17:14 pm June 22, 2004
MAST0406B 30 year 5.5
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 8

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A14	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

mezz nas class to 2ea and 2eg classes

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.475	6.648	6.848	6.901	7.834
Avg Life	20.006	15.146	11.546	10.835	5.363
Duration	10.819	9.102	7.717	7.419	4.404
First Pay	7/09	7/09	7/09	7/09	9/08
Last Pay	11/33	11/33	11/33	11/33	5/13

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
SU	5,362,500.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	750
90:00	6.536	6.718	6.924	6.979	7.302
Avg Life	18.701	14.207	10.877	10.220	7.549
Duration	10.093	8.527	7.264	6.992	5.725
First Pay	7/04	7/04	7/04	7/04	7/04
Last Pay	11/33	11/33	11/33	11/33	4/33

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.